UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 22, 2008, Document Security Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the Company’s acquisition (the "Acquisition") of substantially all of the assets of DPI of Rochester, LLC (“DPI”).  The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited financial statements of DPI as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of DPI as of December 31, 2007 and December 31, 2006 and for the years then ended, and the related independent auditors' report of Bonadio & Co., LLP, are filed with this Form 8-K/A as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the Acquisition. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2008 and the year ended December 31, 2007 are filed with this Form 8-K/A as Exhibit 99.3. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2008 and the year ended December 31, 2007 give effect to the Acquisition as if it had occurred at the beginning of such respective periods. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2008 gives effect to the Acquisition as if it had occurred on September 30, 2008. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the Acquisition actually occurred on the dates indicated or what may result in the future.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

4.1
Warrant, dated December 18, 2008, of Document Security Systems, Inc. issued to Baum Capital Investments Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2008).

10.1
Asset Purchase Agreement, dated as of November 6, 2008, among Secuprint Inc., DPI of Rochester, LLC, James Stanley and Matthew Kellman. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2008).

10.2	Secured Promissory Note, dated December 18, 2008, between Document Security Systems, Inc., Secuprint Inc. and Baum Capital Investments Inc.

10.3
Security Agreement, dated December 18, 2008, between Secuprint Inc. and Baum Capital Investments Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2008).

99.1	Press Release of Document Security Systems, Inc., dated December 22, 2008. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2008).

99.2*
Report of Bonadio & Co., LLP, an independent public accounting firm, as of and for the years ended December 31, 2007 and 2006, relating to the audited financial statements of DPI of Rochester, LLC for the year ended December 31, 2007 and 2006.  Unaudited Financial Statements of DPI of Rochester, LLC as of September 30, 2008 and for the nine month periods ended September 30, 2008 and 2007.

99.3*
Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2008 and the year ended December 31, 2007; Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2008.

99.4*	Consent of Independent Registered Public Accounting Firm.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: March 2, 2009	By:	/s/ Patrick White
Patrick White
Chief Executive Officer